UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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E. I. du Pont de Nemours and Company
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DuPont Colleagues,

Today, we issued an important communication to shareholders {hyperlink} outlining our plan and its outstanding results and addressing some of the misstatements and misrepresentations in Trian’s recent public communications.

In the months leading up to our 2015 Annual Meeting, we will communicate our strong case in favor of our current board members.  We will continue to reaffirm DuPont’s track record of performance, which results from the successful execution of the strategic plan established by the Board and management over the last six years.  It’s an impressive story of steady transformation and tremendous value creation - truly reflecting the work and positive impact of DuPont colleagues across the Company.

At the same time, we will articulate why Trian’s proposed slate — and the break up agenda it has been pushing since last year — is not in the best interest of DuPont and our shareholders.    Of course, this process will continue to generate media coverage and attention.   We will continue to keep you informed of important developments, but for now, as before, the most important thing we can do is stay focused on moving the business forward, convert the significant opportunities immediately before us, and drive profitable growth.

I see exciting evidence of this focus and progress across our portfolio.  Here are just a few examples from these early days of 2015:

•                  DuPont Crop Protection continues to launch Cyazypyr® around the world, helping growers improve produce quality and yield, while achieving excellent insect control.

•                  In addition, the upcoming launch of Zorvec™ fungicide will give growers control over a difficult fungus, protecting newly emerged foliar growth and fruit across a range of crops.

•                  Industrial Biosciences is developing a bi-component fiber to spin Sorona® PTT and polyester in a brand new way, to create unique stretch.  This novel spinneret, developed by DuET, could open a new commercial relationship and lead to increased demand for Sorona®.

•                  In fact, we anticipate a significant year for Sorona®, as we also work with a major customer to support their launch of one of their largest new product slates for carpet in North America.

•                  Through another strong customer collaboration, we are now actively working with a major European automobile manufacturer across all polymer product categories, increasing the number of specified applications from six in 2013 to 13 in 2015.  This growth is a great example of focusing on the customer and outperforming competition through applications development.

•                  And, as a result of a collaboration that started at TechCon two years ago, we now have more than 100 projects underway with one of the world’s leading food companies.  These initiatives draw on numerous DuPont capabilities and products across all three of our strategic pillars.

I hope you see, as I do, that the work we are doing every day is delivering value now, as well as creating a strong foundation for DuPont’s next era of innovation.  Let’s stay focused on our core values and on doing what we do best — delivering on the great promise of DuPont science and engineering to create the solutions that our customers, and the world, most need.

Thank you for everything you do.

Ellen

Forward Looking Statements

This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning.  All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles;  ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting.  DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s proxy statement, dated March 14, 2014, for its 2014 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.